UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2016

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 42nd Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 30, 2016, Ares Commercial Real Estate Corporation, a Maryland corporation (the “Company”), ACRC Lender W LLC and ACRC Lender W TRS LLC (collectively, “ACRC Lender W”), subsidiaries of the Company, entered into an amendment to the Amended and Restated Master Repurchase and Securities Contract (the “Wells Fargo Facility Amendment”) with Wells Fargo Bank, National Association. The purpose of the Wells Fargo Facility Amendment was to, among other things, increase the size of the facility from $225.0 million to $325.0 million and extend the initial maturity date of the facility to December 14, 2017. The maturity date of the facility is subject to two one-year extension options (the first extension option extending the maturity date to December 14, 2018 and the second extension option extending the maturity date to December 14, 2019), each of which may be exercised at ACRC Lender W’s option, subject to the satisfaction of certain conditions, including payment of an extension fee.

In addition, on June 30, 2016, ACRE Capital LLC, a subsidiary of the Company, entered into Amendment No. 5 to Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement (the “Bank of America Warehousing Amendment”) with Bank of America, N.A. and the other lenders thereto.  The purpose of the Bank of America Warehousing Amendment was to, among other things, extend the maturity date of the facility to June 29, 2017.

The foregoing descriptions are only a summary of certain material provisions of the Wells Fargo Facility Amendment and the Bank of America Warehousing Amendment and are qualified in their entirety by reference to a copy of such agreements, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit Number	Exhibit Description
10.1

Amendment No. 6 to Amended and Restated Master Repurchase and Securities Contract and Amended and Restated Guarantee Agreement dated as of June 30, 2016, among ACRC Lender W LLC, ACRC Lender W TRS LLC and Ares Commercial Real Estate Corporation and Wells Fargo Bank, National Association.

10.2

Amendment No. 5 to Sixth Amended and Restated Mortgage Warehousing Credit and Security Agreement, dated as of June 30, 2016, by and among ACRE Capital LLC, Bank of America, N.A., as Agent and Lender and the other Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      July 7, 2016

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Anton Feingold
Name:	Anton Feingold
Title:	Vice President and Secretary